Exhibit 99.1
AMENDED AND RESTATED CHANGE IN CONTROL AGREEMENT
     This Amended and Restated Change in Control Agreement (the “Agreement”) is entered into as of June 17, 2008 between Somanetics Corporation, a Michigan corporation (the “Company”), and [William M. Iacona] [Mary Ann Victor] (“Employee”).
RECITALS
     A. Employee is currently the Company’s [Vice President, Chief Financial Officer, Treasurer and Controller] [Vice President, Chief Administrative Officer and Secretary], and is a key employee of the Company.
     B. The Company and Employee have entered into a Change in Control, Invention, Confidentiality, non-Compete and Non-Solicitation Agreement, dated as of June 13, 2005 to provide for severance payments to Employee upon specified terminations of employment in connection with a change in control and to protect the Company’s technology, proprietary information and personnel (the “Prior Agreement”).
     C. The Company and Employee desire to amend and restate the Prior Agreement on the terms and conditions set forth in this Agreement.
     Therefore, the Company and Employee agree as follows:
1.   Change in Control Severance.
1.1. Right to Receive Benefits. Employee shall receive the severance benefits described in Section 1.2 if (1) a “Change in Control” (as defined in Section 1.3) occurs during the “Period” (as defined in Section 1.4), and (2) at any time during the period beginning 90 days before the Change in Control occurs and ending one year after the Change in Control occurs, Employee terminates Employee’s employment with the “Entity” (as defined in Section 1.5) for “Good Reason” (as defined in Section 1.6) or the Entity terminates Employee’s Employment without “Cause” (as defined in Section 1.9).
1.2. Severance Benefits. If Employee is entitled to the severance benefits under Section 1.1, the Company shall pay Employee an amount in cash equal to one times Employee’s annualized base salary at the rate in effect on the date of this Agreement, or, if higher, Employee’s base salary in effect immediately before the earlier of Employee’s termination of employment or the date the Change in Control occurs. This severance benefit shall be paid to Employee in one undiscounted lump sum within 10 business days after the date all of the conditions to receiving the severance benefit, described in Section 1.1, are met. The Company may withhold from such payment all federal, state, city and other taxes to the extent such taxes are required to be withheld by applicable law.
1.3. “Change in Control”. For purposes of this Agreement, a “Change in Control” shall mean:

1.3.1. Acquisition of Shares. the acquisition by any individual, entity or group (a “Person”), including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 40% or more of either (1) the then outstanding Common Shares of the Company (the “Outstanding Common Shares”) or (2) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of Section 1.3.3; provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 40% or more of the Outstanding Common Shares or 40% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional Outstanding Common Shares or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;
1.3.2. Change in Board Control. individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election, by the Company’s shareholders was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board;
1.3.3. Reorganization, Merger or Asset Sale. the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets, of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (1) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Shares and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding Common Shares, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Shares and the Outstanding Voting Securities, as the case may be, (2) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 40% or more of the Outstanding Common Shares or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 40% or more of, respectively, the outstanding Common Shares of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or
1.3.4. Dissolution or Liquidation. the consummation of a plan of complete liquidation or dissolution of the Company.
1.4. “Period”. For purposes of this Agreement, the “Period” will begin on the date of this Agreement and end on the first to occur of (1) Employee’s death, (2) Employee’s “Disability” (as defined in Section 1.6), (3) 90 days after Employee’s termination of employment with the Entity (voluntarily or involuntarily and with or without Good Reason or Cause) if such termination occurs before a Change in Control, and (4) June 17, 2011. Notwithstanding the foregoing, (1) if Employee becomes entitled to the severance benefit under Section 1.1, the provisions of this Section 1 will continue until Employee is paid the severance benefit pursuant to this Section 1, and (2) the other provisions of this Agreement are not limited by the Period and will survive the end of the Period.
1.5. “Entity”. For purposes of this Agreement, the “Entity” shall mean (1) in connection with a Change in Control that results in an entity other than the Company being a successor to the Company’s business, such new entity (the “Successor”) beginning on the date of the Change in Control, but the Successor shall be the Entity only if the Successor is either bound by the terms of this Agreement as a successor to the Company or offers to employ Employee beginning on the date of the Change in Control on such terms that would not constitute Good Reason for termination of Employee’s employment if imposed by the Company, and (2) in all other cases, the Company. For purposes of this Section 1.5, Employee shall not be deemed to have terminated Employee’s employment with the Entity for Good Reason and the Entity shall not be deemed to have terminated Employee’s employment without Cause if (1) a Successor who has purchased all or substantially all of the Company’s assets has offered to employ Employee on such terms that would not constitute Good Reason for termination of Employee’s employment if imposed by the Company, (2) Employee refuses such employment, and (3) the Company terminates Employee’s employment for any reason or for no reason.
1.6. “Good Reason”. For purposes of this Agreement, termination of Employee’s employment with the Entity for “Good Reason” means Employee’s termination of employment with the Entity within one year following the initial existence of, one or more of the following conditions arising without Employee’s consent:
1.6.1. A material diminution in Employee’s base compensation;
1.6.2. A material diminution in Employee’s authority, duties or responsibilities;
1.6.3. A material diminution in the authority, duties or responsibilities of the supervisor to whom Employee is required to report, including a requirement that Employee report to a corporate officer or employee instead of reporting directly to the board of directors of a corporation (or similar governing body with respect to an Entity other than a corporation);
1.6.4. A material diminution in the budget over which Employee retains authority;
1.6.5. A material change in the geographic location at which Employee must perform the services; or
1.6.6. Any other action or inaction that constitutes a material breach of the Entity of this Agreement or any other agreement under which Employee provides services;
provided that Employee must provide notice to the Entity of the existence of the applicable condition within 90 days of the initial existence of such condition and must provide the Entity with at least 30 days to remedy the applicable condition. Employee’s death, “Disability” (as defined below) or “Retirement” (as defined below), or Employee’s resignation other than as provided in the preceding sentence shall not constitute a condition under which Employee’s employment with the Entity may be terminated for Good Reason. Employee’s termination of employment with the Entity for Good Reason will not exist until Employee provides the Entity with notice of the applicable condition and the cure period and the cure period passes without the Entity remedying the applicable condition.
1.7. “Disability”. For purposes of this Agreement, “Disability” means (A) if Employee is covered by a Company-, Successor- or affiliate-provided disability insurance policy, the definition of disability contained in, and entitling Employee to benefits under, that policy, or (B) if Employee is not covered by such a policy, Employee’s inability, whether physical or mental, to perform the normal duties of his position for six consecutive months.
1.8. “Retirement”. For purposes of this Agreement, “Retirement” means Employee’s termination of employment on account of Employee’s retirement from the Entity.
1.9. Without “Cause”. The Entity’s termination of Employee’s employment without Cause means the Entity’s termination of Employee’s employment with the Entity other than for (1) Employee’s continued failure (after notice and at least 30 days to cure such failure) to make a good faith effort to perform Employee’s employment duties; (2) any breach by Employee of the provisions of Section 2, or (3) Employee’s conviction of a felony involving dishonesty or fraud.
1.10. “Termination of employment”. For purposes of this Agreement, “termination of employment” means a “separation from service” as defined under Treasury Regulations Section 1.409A-1(h).
2. Invention, Confidentiality, Non-Competition, and Non-Solicitation. In consideration of both Employee’s initial and continued employment with the Company, of the consideration paid to Employee in connection with Employee’s employment with the Company and of the positions that Employee now holds or may in the future hold, which may include having access to, or learning information concerning, the business activities of the Company and acquiring confidential or otherwise proprietary facts and information concerning technological and other activities of the Company, Employee agrees to the provisions of this Section 2.
2.1. Inventions.
2.1.1. Company Ownership. Any and all improvements, discoveries, innovations, inventions, conceptions and/or reductions to practice, “Confidential Information” (as defined in Section 2.2.2), problem solutions and, in general, all technological conceptions and developments, whether patentable or not, (collectively referred to in this Agreement as “Inventions”) which Employee makes or comes to know of, either alone or with others, during the term of Employee’s employment or other association with the Company, and relating in any way to the business interests or business activities of the Company, whether past or present or future, or relating to its technological or product research and/or development programs, are understood and agreed to be, and are by this Agreement expressly made to be, the exclusive property of the Company.
2.1.2. Disclosure to the Company. Employee shall disclose promptly and fully to the Company and to its attorneys all Inventions, and Employee shall, when requested to do so either before or after the termination of Employee’s employment with the Company, formally assign and convey to the Company Employee’s entire right, title and interest in and to all Inventions; Employee shall assist the Company and its agents in preparing patent applications, both United States and foreign, covering any Invention; Employee shall promptly review, execute and deliver all said applications and assignments of the same to the Company, and shall, as promptly as reasonably possible, generally give all information and testimony, sign all papers and do all things which may be needed or requested by the Company, to the end that the Company may obtain, extend, reissue, maintain and enforce United States and foreign patents covering said Inventions.
2.1.3. Company Expenses. It is and shall be the sole responsibility of the Company to bear all expenses incurred in obtaining, extending, reissuing, maintaining and enforcing the aforementioned patents and in vesting and perfecting title thereto in the Company and also to pay all reasonable expenses which Employee incurs at the Company’s request.
2.2. Confidentiality.
2.2.1. Obligation to Keep Confidential. Except as authorized in writing by the Company, Employee shall not at any time, either prior to, during or after Employee’s association with the Company, disseminate, disclose or otherwise appropriate, directly or indirectly, any Confidential Information of the Company of which Employee gains knowledge prior to, during or after termination of such employment, and Employee shall retain all such information in trust in a fiduciary capacity for the sole use and benefit of the Company. Employee acknowledges that the Confidential Information of the Company is valuable, special and unique to its business, that on such Confidential Information the Company’s business depends, that such Confidential Information is proprietary to the Company, and that the Company wishes to protect such Confidential Information by keeping it secret and confidential for the sole use and benefit of the Company. Employee shall take all steps necessary, and all steps reasonably requested by the Company, to ensure that all such Confidential information is kept secret and confidential for the sole use and benefit of the Company.
2.2.2. “Confidential Information”. Confidential Information of the Company means information known or apprehended by the Company and/or developed by or for the Company, by any person, including Employee, which is not otherwise explicitly, consciously, properly, legally and generally known in any industry in which the Company is or may become engaged. Confidential Information includes, but is not limited to, such information, whether now possessed or hereafter obtained, concerning plans, marketing and sales methods, materials, processes, procedures or devices utilized or considered by the Company, or by consultants, technicians, employees, or medical clinics or other medical organizations with which the Company deals (or organizations or other entities or persons associated with such medical clinics or other medical organizations), or by contractors, representatives and customers of the Company, plans for development of new products, services and expansion into new areas or markets, internal operations, trade secrets, Inventions, patent applications, trade names, trademarks, service marks, copyrights, proprietary information and other confidential information of any type, together with all written, graphic, and other materials relating to all or any part of the same (collectively, “Confidential Information”).
2.2.3. Property of the Company. All records and other materials pertaining to the Confidential Information, whether developed by Employee or not, shall be and remain the exclusive property of the Company. Upon termination of Employee’s association with the Company or at any other time the Company may in writing so request, Employee shall promptly deliver to the Company all materials concerning any Invention or Confidential Information, copies thereof and any other materials of the Company which are in Employee’s possession or under Employee’s control, and Employee shall not make or retain any copy or extract thereof.
2.3. Non-Compete. During the term of Employee’s employment with the Company and for a period of one year following the termination of Employee’s employment with the Company (voluntarily or involuntarily and with or without Good Reason or Cause), Employee shall not, directly or indirectly, himself, or through or for any individual, person or entity wherever located:
2.3.1. Competing Activities. Engage in any activities or perform any services in connection with, or sell, any products that are patches for ventricular restoration, cerebral and/or somatic oximeters, related sensors, or other products sold by the Company during the term of Employee’s employment with the Company; or
2.3.2. Employee or Owner of Competitor. Be employed by, consult with, own any capital stock of, or have any financial interest of any kind in, any individual, person or entity, wherever located, that manufactures, assembles or sells patches for ventricular restoration, cerebral and/or somatic oximeters, related sensors, or other products sold by the Company during the term of Employee’s employment with the Company; provided that Employee may own, for investment purposes only, up to 3% of the stock of any publicly traded business whose stock is either listed on a national stock exchange or on The Nasdaq Global Market or The Nasdaq Global Select Market, if Employee is not otherwise affiliated with such business; or
2.3.3. Solicit Customers. Solicit any entity that, to Employee’s knowledge, was a customer of the Company within the year before that date Employee’s employment with the Company terminates to supply patches for ventricular restoration, cerebral and/or somatic oximeters, related sensors, or other products sold by the Company during the term of Employee’s employment with the Company to such customer.
2.4. Non-Solicitation. During the term of Employee’s employment with the Company and for a period of five years following the termination of Employee’s employment with the Company (voluntarily or involuntarily and with or without good reason or cause), Employee shall not, directly or indirectly, himself, or through or for any individual, person or entity wherever located (1) solicit or attempt to hire any person who is then employed by, or is a consultant to, the Company or who, to Employee’s knowledge, was employed by, or was a consultant to, the Company at any time during the year before the termination of Employee’s employment with the Company, or (2) encourage any such person to terminate his or her employment or consultation with the Company.
2.5. Equitable Remedies. Sections 2.1, 2.2, 2.3, and 2.4 are intended, among other things, to protect the Confidential Information described in Section 2.2.2 and the Company’s technology, proprietary information and personnel, and Employee acknowledges and agrees that the covenants and undertakings contained in this Section 2 relate to matters which are of a special, unique and extraordinary character, and a violation or any of their terms will cause irreparable injury to the Company, the amount of which will be extremely difficult, if not impossible, to estimate or determine and which cannot be adequately compensated by monetary damages alone. Therefore, Employee agrees that if Employee breaches or threatens to breach any of those sections, in addition to any other rights and remedies which may be available to the Company under this Agreement, under the applicable law or at law or equity, the Company shall be entitled, as a matter of course, to obtain an injunction, restraining order, or other equitable relief from any court of competent jurisdiction, restraining any violation or threatened violation of any such terms by Employee and/or by such other persons and entities as the court shall order.
2.6. Company’s Right to Adapt and Develop. It is understood and agreed that the Company shall have the royalty-free, worldwide, assignable right to use, or to adapt and to develop in any way, all Inventions conceived or made by Employee, whether or not patentable, including, but not limited to, processes, methods, formulae, and techniques, as well as improvements thereof or know-how related thereto, or not to use them at all should the Company so choose.
3. Representation. Employee represents and warrants that Employee’s performance of this Agreement does not and will not breach any agreement or duty that Employee has to anyone else to keep in confidence confidential information belonging to others.
4. Survival. Notwithstanding anything in this Agreement to the contrary, the provisions of this Agreement shall survive the termination of Employee’s employment or other association with the Company, shall be fully effective thereafter, and shall be binding upon Employee and upon Employee’s heirs, executors, administrators and other legal representatives.
5. Employment Status. Nothing in this Agreement changes the present status of Employee’s continued employment with the Company or otherwise affects Employee’s present employment status with the Company, which shall remain employment “at will”.
6. Modification; Replacement Agreement. This Agreement is the complete agreement between the parties with respect to its subject matter and may be modified only by a written instrument executed by Employee and the Company. This Agreement replaces and supersedes the Prior Agreement between Company and Employee, which Prior Agreement, Employee and Company agree is terminated as of the date of this Agreement and is no longer in effect.
7. Governing Law; Choice of Forum. The laws of the State of Michigan shall govern this Agreement, its construction, and the determination of any rights, duties or remedies of the parties arising out of or relating to this Agreement. The parties acknowledge that the United States District Court for the Eastern District of Michigan or the Michigan Circuit Court for the County of Oakland shall have exclusive jurisdiction over any case or controversy arising out of or relating to this Agreement and that all litigation arising out of or relating to this Agreement shall be commenced in the United States District Court for the Eastern District of Michigan or in the Oakland County (Michigan) Circuit Court.

8. Severability. The provisions of this Agreement will be deemed severable, and if one or more of the provisions contained in the Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, (1) such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision has never been contained in this Agreement, and (2) such provisions may be changed to the extent reasonably necessary to make the provision, as so changed, legal, valid and binding. If, moreover, any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to time, duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall then appear.
9. No Waiver. No waiver of any breach of any agreement or provision contained in this Agreement shall be deemed a waiver of any preceding or succeeding breach of such agreement or provision or of any other agreement or provision contained in this Agreement. No extension of time for performance of any obligation or acts shall be deemed an extension of time for the performance of any other obligation or act.
10. Successor Obligations. This Agreement will be binding upon and inure to the benefit of the Company and its successors and assigns. This Agreement will be binding upon Employee and will inure to Employee’s benefit, but Employee may not assign this Agreement or delegate any of his rights or obligations under this Agreement.
     IN WITNESS WHEREOF, the Company and Employee have signed this Agreement as of the date set forth in the introductory paragraph of this Agreement.

SOMANETICS CORPORATION

By:
Bruce J. Barrett Its: President and Chief Executive Officer

[William M. Iacona] [Mary Ann Victor]